EXHIBIT 10.2


                           THE RCSB FINANCIAL, INC.
               NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

1.          PURPOSE  OF  PLAN

     The purpose of the RCSB Financial, Inc. Non-Employee Director Deferred Compensation Plan (''Plan'') is to provide a procedure whereby members of the Board of Directors of RCSB Financial, Inc. (''the Company'') who are not employees of the Company or any of its subsidiaries (''Director'') may defer the payment of all or a specified portion of the compensation payable to the Director for services as a Director, including the annual retainer, meeting fees, and fees payable to a Director for services above and beyond those services in connection with his or her Board and committee responsibilities (''Fees'').


2.          ADMINISTRATION

     The Plan shall be administered by a committee (''Committee'') consisting of no fewer than two persons appointed from time to time by the Board of Directors. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the foregoing matters shall be conclusive and binding on all interested parties.


3.          ELECTION  TO  DEFER

     A Director may irrevocably elect, on or before December 31 of any year, to defer payment of all or a specified portion of any unearned Fees scheduled to be paid to such Director in succeeding calendar years. Such election shall be effective on the first day of the calendar year following receipt by the Secretary of the Company of written notice thereof.


4.          DIRECTORS'  ACCOUNTS

     There shall be established for each Director participating in the Plan an account on the books of the Company, to be designated as such Director's deferred compensation account (''Account''). This Account shall contain one or more sub-accounts as described below. All amounts deferred pursuant to the Plan, together with any further amounts accrued thereon, as hereinafter provided, shall be held in the general funds of the Company and shall represent an unsecured claim against the general assets of the Company. Such amounts shall be credited to the Director's Account. The Company shall furnish quarterly or upon request to each participating Director a statement of such Director's Account.



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     A Director may elect that the balance in his or her Account be determined by reference to one or a combination of the following factors (''Factors''), provided that allocations must be made in multiples of 20%:

(A) the addition of interest, to be accrued during each quarter and to be credited to such Account on the first business day following the end of such quarter on the basis of the average balance in such Account during each quarter, at a rate equal to the average rate of return on assets of the Company for the quarter being credited (the ''Guaranteed Rate Sub-Account''); or

(B) a number of shares (''Shares''), to be determined and valued in accordance with the fair market value of Shares of the Company's Common Stock, $1.00 par value per Share (''the Company Stock''), the method of such determination and valuation being set forth in Attachment A to the Plan (''Company Stock Sub-Account''), or

(C) for deferral elections made prior to January 1, 1996, a number of units (Units), to be determined in accordance with the fair market value of the Company's Common Stock, $1.00 par value per Share (''the Company Stock''), the method of such determination and valuation being set forth in Attachment B of the Plan (''the Share Unit Sub-Account'').

     The Director's election as to the Factor or Factors to be referenced to determine the balance in his or her Account and any change in such election, shall be effective on the first day of the calendar year following receipt by the Secretary of the Company of written notice thereof; provided, however, that in the absence of any such election, the Factor for a Director's Account shall be deemed to be the Guaranteed Rate Sub-Account; and provided further that, during any period after the third anniversary of any Deferral Payment Date, the remaining balance in a Director's Share Unit Sub-Account shall thereafter be determined by the Guaranteed Rate Sub-Account.


5.          PAYMENT  FROM  DIRECTORS'  ACCOUNTS

     At the time a Director elects to participate in the Plan, he or she shall also make an election, which election shall be irrevocable, except as hereinafter provided, as to his or her deferral payment date, which shall be the first business day of a calendar year selected by the Director (''Deferral Payment Date''); provided, however, that such year shall in no event be later than the fifth calendar year following the calendar year in which the Director shall have become ineligible for election or re-election as a Director under the Company's By-Laws. In no event may a Deferral Payment Date be changed except as provided in Section 6.



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     Payment  of  the  balance in a Director's Guaranteed Rate Sub-Account and
Share Unit Sub-Accounts shall be made in cash in a lump sum or in the number of annual installments elected by such Director at the time of his or her election of a Deferral Payment Date. Subsequently, the Committee may, with the consent of a Director, on a one-time basis reduce the number of annual installments (including a reduction to a lump sum payment) payable to such Director, provided that any such reduction is made no later than 30 days prior to such Director's Deferral Payment Date. The first installment or the lump sum, as the case may be, shall be paid on the Deferral Payment Date, and subsequent installments, if any, shall be paid on the first business day of each succeeding calendar year until the entire remaining balance in a Director's Account shall have been paid. When a Director is to receive the balance of his or her Account in annual installments, each such annual installment shall be a fraction of the balance in such Account on the date such annual installment is to be paid, the numerator of which is one and the denominator of which is the total number of installments then remaining to be paid.

     Payment of the balance in a Director's Company Stock Sub-Account shall be made only as a single payment in Shares of the Company stock. The number of Shares of Company Stock shall be equal to the number of whole Share Equivalents credited to a Director's Company Stock Sub-Account as of the Deferral Payment Date. The stock certificate representing such Shares shall be issued and transferred to the Director on the Deferral Payment Date elected at the time of his or her election of a Deferral Payment Date, whereupon the Director shall become a shareholder of the Company with respect to such Shares and shall be entitled to vote the Shares. Any fractional Share Equivalent shall be paid in cash in a lump sum on the Deferral Payment Date.


6.          PAYMENT  IN  EVENT  OF  DEATH  OR  HARDSHIP

     If a Director should die before the balance in his or her Guaranteed Rate Sub-Account or Share Unit Sub-Account shall have been paid in full, the balance then remaining shall be paid promptly in a lump sum to such Director's estate or to his or her designated beneficiary or beneficiaries. If a Director should die before the balance in his or her Company Stock Sub-Account is paid, a stock certificate representing such Shares shall be issued and transferred to the Director's estate or designated beneficiary or beneficiaries. A Director may designate one or more beneficiaries (which may be an entity other than a natural person) to receive any payments to be made upon the Director's death. At any time, and from time to time, any such designation may be changed or canceled by the Director without notice to or the consent of any beneficiary. Any such designation, change, or cancellation shall be effective upon receipt by the Secretary of the Company of written notice thereof. If a Director designates more than one beneficiary, any payments to such beneficiaries shall be made in equal Shares unless the Director has designated otherwise. If no beneficiary has been named by the Director, or if the designated beneficiary or beneficiaries shall have predeceased him or her, or shall no longer exist, the balance shall be paid to the Director's estate.

     The Committee may, at any time, under rules which it may prescribe, direct the Company to pay in a lump sum to a Director all or any portion of the balance then in the Director's Accounts, if the Committee finds, in its sole discretion, that continued deferral of all or any portion of such balance shall result in a financial hardship to such Director or that such Director has become disabled. In the case of a then existing election to defer, the Committee's determination to pay all or any portion of such balance shall immediately operate as a termination of such election to defer.


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7.          TERMINATION  OF  ELECTION  TO  DEFER

     A Director may at any time terminate his or her election to defer payment of Fees. Such termination shall become effective on the last day of the calendar year in which written notice thereof is received by the Secretary of the Company; provided, however, that any balance in the Account of a Director prior to the effective date of termination of an election to defer shall not be affected thereby and shall be paid only in accordance with Sections 5 and
6. A Director who has filed a termination of election to defer or whose election to defer has been terminated in accordance with Section 6 may thereafter again file an election to defer in accordance with Section 3.


8.          NONASSIGNABILITY

     During a Director's lifetime, the right to the balance in his or her Account shall not be transferable or assignable. Nothing contained in the Plan shall create, or be deemed to create, a trust, actual or constructive, for the benefit of a Director or his or her beneficiary, or shall give, or be deemed to give, to any Director or his or her beneficiary any interest in any specific assets of the Company. The right of a Director to receive future payments under the Plan shall be an unsecured claim against the general assets of the Company.


9.          AMENDMENT

     The Board of Directors of the Company may, at any time, without the consent of the participants, amend, suspend, or terminate the Plan. Subject to any applicable laws and regulations, no amendment, suspension, or termination of the Plan shall operate to annul an election already in effect for the then current year or for any preceding calendar year and Fees shall continue to be deferred until the end of such current calendar year in accordance with a Director's then current election; and the balance in the Director's Account shall continue to be Payable in accordance with a Director's then current election and, until paid, to be measured by a factor to be determined from time to time by the Committee.


10.          GOVERNING  LAW

     The Plan shall be construed and enforced according to the laws of the State of New York, and all the provisions thereof shall be administered according to the laws of said State.


11.          SEVERABILITY  OF  PROVISIONS

     If any of the provisions of the Plan or the application thereof to any Director shall be held invalid, neither the remainder of the Plan nor its application to any other Director shall be affected thereby.



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12.          PRIOR  PLAN

     This Plan is intended to supersede, in all respects, the RCSB Deferred Compensation Plan for Directors and the Fee Deferral Plan for Trustees
(''Prior Plans'') previously adopted by the then Board of Directors or Trustees of The Rochester Community Savings Bank, and its predecessors, which Prior Plans were effective as of November 10, 1986 and January 1, 1980, respectively. The Prior Plans shall be terminated as of the effective date of this Plan provided, however, that such termination shall not affect the rights of any director, trustee, former director or trustee, or beneficiary in a deferred fee account as it exists prior to the effective date of this Plan. Any individual with an account balance in the Prior Plans may, by written election to be effective on the first day of the calendar year following its receipt by the Secretary of the Company, elect to have the balance in such account hereafter determined by reference o either or both Factor (A) or (B) as described in Section 4 of this Plan.


13.          EFFECTIVE  DATE

     The plan is hereby amended, effective on the date of approval by shareholders at the 1996 Annual Meeting of Shareholders. If such Shareholder approval is not obtained at the 1996 Annual Meeting of Shareholders, the amendments to the plan contained herein and any anticipatory elections made under this Plan shall be nullified.



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                                                                  ATTACHMENT A


                                 DEFINITIONS

(a)          ''Common  Stock''.      The  Common Stock of RCSB Financial, Inc.

(b) ''Share or Shares'' means one or more shares of Common Stock, par value $1.00, of the Company.

(c)         ''Fair Market Value''.   For the purposes of this Plan the closing
sale  price  of  a  share  of  Common  Stock, as quoted by the Nasdaq National
Market,  on  the  Stock  Award  Date,  as  defined  in  the  Plan.

(d) ''Valuation Date''. The earlier of the date on which a Director's election to decrease the portion of his or her Company Stock Sub-Account is effective, or the ''Deferral Payment Date'', as defined in the Plan.

(e) ''Share Equivalents''. Describes the sum of: (1) the number of Shares determined by dividing the deferral amount by the Fair Market Value of the Common Stock on the first business day following the end of each quarter for which a deferral is elected in accordance with the Plan, and (2) for each dividend paid by the Company, a number of additional Share Equivalents determined in accordance with the following paragraph. Equivalents are not Shares of Common Stock and have none of the voting powers associated with Shares.


                        AWARDING OF SHARE EQUIVALENTS

     The Company shall, on the first day of each calendar quarter, credit to a Director's Company Stock Sub-Account an amount of Share Equivalents equal to the value of all or part of the Director's Quarterly Fees Earned elected to be deferred in accordance with the Plan divided by the Fair Market Value of the Common Stock. In addition, the Company shall, on the payment date for each dividend payment, credit to Director's Company Stock Sub-Account Share Equivalents determined by a number, the numerator of which is the per Share value of the dividend multiplied by the number of Share Equivalents credited to the Director's Company Stock Sub-Account as of the record date and the denominator of which is the Fair Market Value of the Common Stock on the dividend payment date.


                        VALUATION OF SHARE EQUIVALENTS

     Share Equivalents are valued as of any date by multiplying the number of Share Equivalents in a Director's Company Stock Sub-Account by the Fair Market Value of the Common Stock on the date for which the valuation is made. Accordingly, the valuation of the Company Stock Sub-Account will change as the Fair Market Value of the Common Stock changes and will appreciate and depreciate with the changing Fair Market Value.



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           TRANSFERS INTO AND OUT OF THE COMPANY STOCK SUB-ACCOUNT

     In the event a Director elects to transfer amounts from the Guaranteed Rate Sub-Account or the Share Unit Sub-Account in accordance with the Plan into the Company Stock Sub-Account, such transfer will be made effective the first business day in January following the transfer election and the number of Equivalent Shares will be determined by dividing the value of the transferred amount by the Fair Market Value as of the transfer date. In the event a Director elects to transfer amounts from the Company Stock Sub-Account in accordance with the Plan into the Guaranteed Rate Sub-Account or the Share Unit Sub-Account, such transfer will be made effective the first business day in January following the transfer election and will be determined by multiplying the number of Equivalent Shares transferred by the Fair Market Value as of the transfer date.


                               CHANGES IN STOCK

     In the event that (a) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations of shares, recapitalizations, stock dividends or otherwise, or (b) the Common Stock is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization, the number of Units then credited to the account of any Director and the Initial Value of all Share Units included therein shall be appropriately adjusted so as to reflect such change.



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                                                                  ATTACHMENT B


                                 DEFINITIONS

(a)  ''Common  Stock''.      The  common stock of RCSB Financial, Inc., (''the
Company'').

(b)  ''Share Unit''.   Subject to the provisions herein, the equivalent of one
(1)  share  of  Common  Stock.

(c)  ''Initial  Value''.   Unless the Committee shall determine otherwise, the
closing sale price of a share of Common Stock, as quoted by the Nasdaq National Market, on the date of credit of Share Units.

(d) ''Valuation Date''. The earlier of the date on which a Director's election to decrease the portion of his or her account to be determined by reference to this factor is effective, or the ''Deferral Payment Date'' as defined in the Plan.

(e)  ''Maturity  Value''.   The closing sale price of a share of Common Stock,
as  quoted  by  the  Nasdaq  National  Market,  on  the  Valuation  Date.

(f) ''Dividend Unit''. The equivalent of that number of shares of Common Stock obtained by dividing the fair value of any dividend or other distribution paid or made by the Company with respect to a share of its Common Stock (but not including a distribution of Common Stock) by the average of the means between the high and low sales prices of a share of Common Stock, as quoted on the Nasdaq National Market, for the five (5) consecutive days commencing on the date on which the Common Stock first trades ''ex'' such dividend or distribution. In the case of a cash dividend, the ''fair value'' thereof shall be such amount as shall be determined in good faith by the Committee.

(g)  ''Units''.      Share  Units  and  Dividend  Units,  collectively.


                             SHARE UNIT ACCOUNTS

     The Company shall, at such times as credits are made to Accounts under the Plan, record in a ledger (the ''Ledger'') with respect to each Director who has elected to have the value of all or a part of his or her account to be determined by reference to this factor, a number of Share Units which shall be equal to that percentage of the amount credited to such Director's Account under the Plan as will be determined by this factor divided by the Initial Value. Whenever the Company shall pay any dividend (other than in Common Stock) upon issued and outstanding Common Stock, or shall make a distribution (other than in Common Stock) with respect thereto, there shall be credited to such Ledger such number of Dividend Units as shall be allocable to the Share Units then credited to such Ledger. In the event that any Director shall at any time decrease the portion of his or her account to be determined by reference to this factor, then there shall be removed from the Ledger on the effective date of such decrease a number of Share Units which shall be a fraction of the number of Share Units then recorded in the Ledger, the numerator of which fraction shall be the new percentage to be determined by reference to this factor and the denominator of which shall be the percentage theretofore determined by reference to this factor.


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                              VALUATION OF UNITS

     The value of that portion of a Director's account to be determined by reference to this factor shall be determined on the Valuation Date and shall consist of the sum of (a) the designated portion of the balance in the Account under the Plan and (b) the excess, if any, of the Maturity Value over the Initial Value of all Share Units included in the Ledger in the case of a valuation made on the Deferral Payment Date or the excess, if any, of the Maturity Value over the Initial Value with respect to that portion of the Share Units as to which this factor will no longer be referenced in the case of a valuation made on any other date, and (c) the Maturity Value of the Dividend Units included in the Ledger. In the event that any Director has elected to receive the balance of his or her Account in annual installments, then, any balance in the Account shall, from and after the Deferral Payment Date, bear interest at the Guaranteed Rate, as defined in the Plan.


                               CHANGES IN STOCK

     In the event that (a) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations of shares, recapitalizations, stock dividends or otherwise, or (b) the Common Stock is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization, the number of Units then credited to the Ledger of any Director and the Initial Value of all Share Units included therein shall be appropriately adjusted so as to reflect such change.



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